Hamilton Lane Announces CEO Succession, Further Leadership Evolution

•Erik Hirsch and Juan Delgado-Moreira Elevated to Co-Chief Executive Officers

•Mario Giannini to Transition to Executive Co-Chairman alongside Hartley Rogers

CONSHOHOCKEN, PA – SEPTEMBER 12, 2023 – Hamilton Lane (Nasdaq: HLNE), a leading global private markets investment management firm, today announced that long-time executives Erik Hirsch and Juan Delgado-Moreira have been appointed Co-Chief Executive Officers, effective January 1, 2024. They succeed Mario Giannini, who, after 22 years as Hamilton Lane’s CEO, will join Hartley Rogers as Executive Co-Chairman. Rogers has served as Chairman of the Board since 2005.

“We’re thrilled to be making this announcement today – at a time when Hamilton Lane is as strongly positioned as it’s ever been in terms of our global platform and scale, new and differentiated product lines, growing client base and deep leadership bench,” Giannini said. “With Erik and Juan stepping into the roles of Co-CEOs, I am both confident and excited about the future of Hamilton Lane, knowing we’ve identified the right leaders to build upon the strength of our current foundation and guide us through the next evolution of our business. Personally, I look forward to continuing to play an active role, spending time and deepening relationships with clients, opining on the markets and helping set the strategic direction of the firm.”

“I’m very proud of all that we’ve accomplished at Hamilton Lane over the past 20 years. This new structure reinforces the foundation of our firm as we continue to expand our leadership position in global private markets. I am incredibly grateful to Mario for his leadership through decades of tremendous transformation and look forward to continuing our active roles in advancing the best interests of Hamilton Lane’s clients, employees, shareholders and business partners,” Rogers said. “Today’s announcement reflects a thoughtfully considered transition plan – one that elevates two long-standing partners to well-deserved roles. Erik and Juan have been instrumental in shaping Hamilton Lane into the outstanding firm it is today through their respective contributions to our investment success, product innovation and global reach.”

Effective as of January 1, 2024, Delgado-Moreira will be appointed to the Board of Directors, and will primarily focus on leading Hamilton Lane’s global sales efforts and client service organization, while Hirsch will lead the firm’s strategic direction and manage its operations. The two will jointly lead the firm’s global investment team. Hirsch and Delgado-Moreira are both long-tenured Hamilton Lane executives who have held a variety of positions throughout their careers and have a detailed and nuanced understanding of the firm’s many business lines. Their combined experience, highly complementary investment and strategic management skill sets, and track record of leadership bring a broad and differentiated set of perspectives and strongly position the firm to capitalize on many compelling opportunities to enhance profitability and scale.

•Erik Hirsch joined Hamilton Lane in 1999 and is based in Conshohocken. He leads the firm’s strategic and technology initiatives, serves on the firm’s Investment Committee, and is a member of the company’s Board of Directors. He served as the firm’s Chief Investment Officer from 2003 to 2016. Prior to joining Hamilton Lane, Erik was a corporate investment banker in the Mergers & Acquisitions department of Brown Brothers Harriman & Co. He began his career as a municipal financial consultant with Public Financial Management (PFM). Hirsch earned his B.A. from the University of

Virginia and is a trustee of the University of Virginia’s College Foundation, as well as a board member of University of Virginia’s Center for Politics and the Philadelphia 76ers Youth Foundation. Hirsch serves as a board member of Novata, a public benefit corporation, and is an observer on the board of directors of TIFIN, an innovator of fintech solutions.

•Juan Delgado-Moreira, PhD, CFA, joined Hamilton Lane in 2005. He serves as Vice Chair and is based in Hong Kong, where he is an Investment Committee member and oversees international investment activities and client relationships. His primary focus is on expanding Hamilton Lane’s presence across the globe. Prior to joining Hamilton Lane, Delgado-Moreira was an Investment Manager at Baring Private Equity Partners Ltd. in London, focused on mid-market private equity in Europe. Previously, he held senior research positions at U.K. institutions such as the University of Essex and was a lecturer and Fulbright Scholar at Stanford University.  Delgado-Moreira received a Ph.D. in Research Methods and Statistics and a B.A. in Political Science and Sociology from the Universidad Complutense de Madrid, Spain. He is a Chartered Financial Analyst and a member of the CFA Institute.

ABOUT HAMILTON LANE

Hamilton Lane (Nasdaq: HLNE) is one of the largest private markets investment firms globally, providing innovative solutions to institutional and private wealth investors around the world. Dedicated exclusively to private markets investing for more than 30 years, the firm currently employs over 600 professionals operating in offices throughout North America, Europe, Asia Pacific and the Middle East. Hamilton Lane has nearly $818 billion in assets under management and supervision, composed of $117 billion in discretionary assets and approximately $701 billion in non-discretionary assets, as of June 30, 2023. Hamilton Lane specializes in building flexible investment programs that provide clients access to the full spectrum of private markets strategies, sectors and geographies. For more information, please visit www.hamiltonlane.com or follow Hamilton Lane on LinkedIn: https://www.linkedin.com/company/hamilton-lane/.

FORWARD-LOOKING STATEMENTS

Some of the statements in this release may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as "will," "expect," "believe," "estimate," "continue," "anticipate," "intend," "plan" and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management's current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to: our ability to manage growth, fund performance, competition in our industry, changes in our regulatory environment and tax status; market conditions generally; our ability to access suitable investment opportunities for our clients; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; defaults by clients and third-party investors on their obligations to fund commitments; our exposure and that of our clients and investors to the credit risks of financial institutions at which we and they hold accounts; our ability to comply with investment guidelines set by our clients; our ability to successfully integrate acquired businesses with ours; our ability to manage risks associated with introducing new types of investment structures, products or services or entering into strategic partnerships; our ability to manage redemption or repurchase rights in certain of our funds; our ability to manage, identify and anticipate risks we face; our ability to manage the effects of events outside of our control; and our ability to receive distributions from Hamilton Lane Advisors, L.L.C. to fund our payment of dividends, taxes and other expenses.

The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the "Risk Factors" detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2023 and in our subsequent reports filed from time to time with the Securities and Exchange Commission. The forward-looking statements included in this release are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law.

Media Contact
Suzanne Hallberg
shallberg@rubenstein.com
+1 212-843-8292

Investor Contact
John Oh
joh@hamiltonlane.com
+1 610 617 6026